UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2013

IASIS HEALTHCARE LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-117362	20-1150104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2747

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 18, 2013, IASIS Healthcare LLC (the “Company”) announced that its sole owner and parent company, IASIS Healthcare Corporation (the “Corporation”), has used the remaining $115.0 million of cash originating from the Company’s 2011 debt refinancing to pay a dividend to the Corporation’s common stockholders.

The dividend was approved following the closings of the Company’s previously announced sale-leaseback transaction and sale of its Florida market. The Company believes that the proceeds from these recent transactions, along with access to other sources of funding, continues to provide a platform for future growth through acquisitions and other development projects in existing and new geographic markets.

Safe Harbor Statement

Some of the statements IASIS makes in this Current Report on Form 8-K are forward-looking within the meaning of the federal securities laws, which such statements are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding IASIS’ intent, belief or expectations, including, but not limited to, future financial and operating results, IASIS’ plans, objectives and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in IASIS’ Annual Report on Form 10-K for the fiscal year ended September 30, 2012, and other filings with the Securities and Exchange Commission.

Although IASIS believes that the assumptions underlying the forward-looking statements contained in this Current Report on Form 8-K are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, a reader should not regard the inclusion of such information as a representation by IASIS or any other person that IASIS’ objectives and plans will be achieved. IASIS undertakes no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC
Date: October 18, 2013

	By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer